SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 6, 2002
(Date of earliest event reported)

Commission File No. 333-90830


                        Asset Backed Funding Corporation
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        Delaware                                             75-2533468
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(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)


100 North Tryon Street
Charlotte, North Carolina                                       28255
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Address of principal executive offices                        (Zip Code)


                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.       Other Events
              ------------

            On November 6, 2002, Asset Backed Funding Corporation (the "Corporation"), sold C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB5, Class AF-1, Class AF-2, Class AF-3, Class AV-1, Class AV-2, Class A-IO, Class M-1, Class M-2 and Class B-1 (the "Offered Certificates"), having an aggregate original principal balance of $202,786,000.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2002 (the "Agreement"), among the Corporation, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee, a copy of which is filed as an exhibit hereto. C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB5, Class B-2, Class B-3, Class N, Class X and Class R (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement but were not publicly offered.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 97.75% undivided interest in a trust (the "Trust"), consisting primarily of fixed-rate mortgage loans and adjustable-rate mortgage loans, secured by mortgages creating first and second liens on one- to four-family properties and certain other property. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement.

            An election will be made to treat certain assets of the Trust as one or more real estate mortgage investment conduits for federal income tax purposes (each, a "REMIC").

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

(EX-4) Pooling and Servicing Agreement, dated as of October 1, 2002, among Asset Backed Funding Corporation, Credit-Based Asset Servicing and Securitization LLC, Litton Loan Servicing LP and U.S. Bank National Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ASSET BACKED FUNDING CORPORATION

November 6, 2002

                                   By:     /s/ Daniel B. Goodwin
                                           -------------------------------------
                                   Name:   Daniel B. Goodwin
                                   Title:  Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)            Pooling and Servicing Agreement, dated as             E
                  of October 1, 2002, among Asset Backed
                  Funding Corporation, Credit-Based Asset
                  Servicing and Securitization LLC, Litton
                  Loan Servicing LP and U.S. Bank
                  National Association.